A Cancer-Selective Gene Therapy Company Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements about Tocagen Inc. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “should,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward‐looking statements. These statements are based on the Company‘s current beliefs and expectations. These forward‐looking statements include statements regarding: the success, cost, timing and potential indications of Tocagen’s product development activities and clinical trials, including ongoing clinical trials of Toca 511 & Toca FC; Tocagen’s ability to obtain and maintain regulatory approval of product candidates, including Toca 511 & Toca FC, in any of the indications for which it plans to develop them, and any related restrictions, limitations, and/or warnings in the label of an approved product candidate; Tocagen’s plans to research, develop and commercialize its product candidates.. Actual results may differ materially from those expressed or implied in this presentation due to the risk and uncertainties inherent in the company’s business, including, without limitation, risks described in Tocagen’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the date hereof, and Tocagen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading "Risk Factors" in Tocagen's most recent annual report on Form 10-K filed with the Securities and Exchange Commission and its other reports, which are available from the SEC's website (www.sec.gov) and on Tocagen’s website under the heading "Investors." All forward‐looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Tocagen At-A-Glance San Diego, California biotechnology company Founded by pioneers of gene therapy Vision: No One Should Die Of Cancer Core technology is a differentiated retroviral replicating vector (RRV) platform Currently exploring strategic alternatives* *Tocagen has retained Ladenburg Thalmann & Co. to advise the Company

Retroviral Replicating Vector (RRV) Gene Therapy Platform Selective Infection, Spread and Persistence in Cancer Cells RRVs Infect Immune Deficient Cancer Cells But Not Normal Cells With Intact Immune Systems Cancer cell interferon pathway genetic defects reduce anti-retroviral resistance Brain tumor with RRV stained brown (infected) Normal brain cells not stained brown (uninfected) Does Not Initially Activate Immune System, Enabling Viral Spread Non-lytic RRV budding from infected cell

RRV Platform Has the Potential to Deliver a Variety of Therapeutic Genes IL-2 IL-12 IL-15 αPD-L1 Cytosine deaminase (Toca 511) with prodrug (Toca FC) Thymidine kinase Purine nucleoside phosphorylase Anti-PD-L1 OX40L scFv ab Cytokines Enzymes siRNA Immune Agonists GMCSF + cytosine deaminase Gene Combos Non-Lytic Virus Infects and Persists Selectively in Cancer Cells

Lead Program - Toca 511 & Toca FC
Immune Activation Via the Tumor Microenvironment


Toca 511
CD
Toca FC
5-FU
HN
F
COMPONENTS OF THE IMMUNE SYSTEM
T HELPER
T REG
CTL
MYELOID SUPPRESSORS
IMMUNE ACTIVATION
IMMUNE SUPPRESSION
MDSC
TAM
TUMOR

1. Gamma retrovirus Toca 511 selectively infects tumor, persists and spreads through tumor while delivering the CD gene

2. Toca FC prodrug locally converts to 5-FU chemotherapeutic within the tumor, killing cancer cells and resulting in activation of antigen presenting cells and T cell priming

3. 5-FU also eliminates immunosuppressive myeloid cells (MDSCs and TAMs), activating antitumor immunity

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Toca 511 & 5-FC

Activates a Durable Anti-Cancer Immune Response in Preclinical Models

Pre-Clinical Evidence of Durable Immune Activation



CONTROL
IMMUNE DEFICIENT
IMMUNE COMPETENT

Adapted from Hiraoka et al., Neuro-Oncol. 2017.

"Cured" Mice Reject Re-Challenge of Same Tumor in Flank



Naïve Controls
Previously "Cured"
Tumor size (mm³)
700
600
500
400
300
200
100
0
0
10
20
30
Days post challenge

T Cells From "Cured" Mice Increase Survival in Adoptive Transfer Model



immunized T cells
immunized unfractionated splenocytes
immunized T-deplete splenocytes
Percent survival
100
50
0
0
20
40
60
80
Days

Adapted from Mitchell et al., Neuro-Oncol. 2017 and Hiraoka et al., Neuro-Oncol. 2017.

Locally, within tumor microenvironment, Toca 511 & Toca FC alter immune profile

- Increased T cell immune infiltrates in tumor (COLD → HOT)
- Immune effects are CD4 & CD8 T cell-dependent and correlate with immune-suppressive myeloid cells depletion

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Toca 511-11-01 Overall Survival and the Best Response 1st/2nd Recurrence, No prior bevacizumab, <=5cm, Higher Dose Cohorts (N=23) Phase 1 Resection Study: Long-Term Survival in Higher Dose Cohort All Responses are Durable Complete Responses & Associated with Long Term Survival AA, IDH1 mt GBM, IDH1 wt GBM, NA GBM, IDH1 wt AA, IDH1 mt GBM, IDH1 wt Cloughesy et al. JSGCT, 2018; Data cut off 20 Dec 2017

Toca 5 Phase 3 Trial in Recurrent High Grade Glioma

TOCA5

One of the Largest Trials in rHGG with Enrollment of 403 Patients



Surgery And Randomization N=403
1:1
Toca 511*
Toca FC**
Chemotherapy** (lomustine or temozolomide) or bevacizumab

Stratify by IDH1 mutation status, KPS (70-80 vs. 90-100) and geographic region

* Administered at time of surgery
** Begins 6 weeks post-surgery

ClinicalTrials.gov Identifier: **NCT02414165**

- Primary endpoint (OS) not met: 11.1 months for Toca regimen versus 12.2 months for SOC (HR=1.06, p=0.6154)
- Secondary endpoints not met
- Pre-planned subgroup of patients at 2nd recurrence (N=60) showed a 57% risk reduction for death when treated with Toca 511 and Toca FC (21.82 months median OS compared to 11.14 months, HR=0.43, p=0.0162 for SOC)^

^ This subgroup represented one of 26 pre-specified subgroups.

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Toca 5 Primary Endpoint - Overall Survival Did Not Meet Statistical Significance Intention-to-treat (ITT) Nominal significance level for this analysis 0.0232 HR=1.06 (95%CI: 0.83, 1.35) p-value=0.6154 Median OS: Toca: 11.07 months SOC: 12.22 months Intention-To-Treat – Overall Survival

Secondary Endpoints Did Not Meet Statistical Significance Intention-to-Treat Population   Toca 511 and Toca FC arm (N=201)  SOC arm (N=202)  HR (95% CI) p-value Durable response rate (%) 5 (2.5) 9 (4.5) NA 0.4156 Durable clinical benefit rate (%) 5 (2.5) 9 (4.5) NA 0.4156 Duration of durable response (months) 11.17 6.93 0.59 (0.14, 2.56) 0.5161 OS-12 (%) 45.6 51.4 NA 0.2848

Toca Regimen Favored in 2nd Recurrence, AA, and IDH1mt Pre-Specified Subgroups - Forest Plot for Overall Survival Hazard Ratio Favoring Toca Favoring SOC Hazard Ratio (Toca vs. SOC) & 95% C.I. (Log Scale) P-values not adjusted for multiple settings 1 2 3

Overall Survival – Intention-To-Treat (ITT) IDH1mt Subgroup and AA Subgroup HR=0.64 (95%CI: 0.33, 1.24) p-value=0.1853 Median OS: Toca: 17.64 months SOC: 12.45 months Intention-To-Treat – IDH1mutant Intention-To-Treat – Anaplastic Astrocytoma (AA) HR=0.57 (95%CI: 0.28, 1.14) p-value=0.1057 Median OS: Toca: 16.39 months SOC: 11.99 months 1 2

Overall Survival (ITT) - Second Recurrence Subgroup Toca 511 & Toca FC Showed ~2X Median Survival over SOC Intention-To-Treat – Second Recurrence HR=0.43 (95%CI: 0.21, 0.87) p-value=0.0162 Median OS: Toca: 21.82 months SOC: 11.14 months   Toca 511 and Toca FC (N=28) Standard of Care (N=32) Total (N=60) KPS Category  70-80 8 (28.6%) 8 (25.0%) 16 (26.7%) 90-100 20 (71.4%) 24 (75.0%) 44 (73.3%) IDH Mutation Status  Present (Mutant) 8 (28.6%) 10 (31.3%) 18 (30.0%) Absent (Wild Type) 20 (71.4%) 22 (68.8%) 42 (70.0%) 1p/19q Co-Deletion Status  Present (Co-Deletion) 0 (0.0%) 0 (0.0%) 0 (0.0%) Absent (No-Co-Deletion) 28 (100.0%) 32 (100.0%) 60 (100.0%) Tumor Histology at Study Entry Anaplastic Astrocytoma (AA) 7 (11.7%)   6 (10.0%)  13 (21.7%)  Glioblastoma (GBM) 21 (35.0%) 26 (43.3%) 47 (78.3%) Total 28 (46.7%) 32 (53.3%) 60 (100.0%) MGMT Status Methylation 10 (16.7%)   9 (15.0%)  19 (31.7%)  Un-Methylated 18 (30.0%) 21 (35.0%) 39 (65.0%) Missing - 2 (3.3%) 2 (3.3%) Total 28 (46.7%) 30 (53.3%) 60 (100.0%) 3

Overall Survival – Second Recurrence Survival By Tumor Histology (post hoc analysis) Glioblastoma Multiforme (GBM) Anaplastic Astrocytoma (AA) HR=0.73 (95%CI: 0.35, 1.53) p-value=0.4051 Median OS: Toca: 13.17 months SOC: 11.17 months HR=NE (95%CI: NE, NE) p-value=0.0007 Median OS: Toca: NR SOC: 9.07 months NE not estimable NR not reached

Overall Survival – Second Recurrence Survival by IDH1 Mutation Status (post hoc analysis) HR=0.68 (95% CI: 0.30, 1.52) p-value=0.3456 Median OS: Toca: 14.85 months SOC: 11.17 months HR=0.14 (95% CI: 0.03, 0.69) p-value=0.0063 Median OS: Toca: NR (Not Reached) SOC: 10.87 months NR=Not Reached IDH1 wild type IDH1 mutant

Overall Survival – Second Recurrence Survival by MGMT Methylation Status (post hoc analysis) HR=0.35 (95%CI: 0.11, 1.10) p-value=0.0609 Median OS: Toca: 22.47 months SOC: 13.01 months HR=0.57 (95% CI: 0.23, 1.40) p-value=0.2126 Median OS: Toca: 14.85 months SOC: 10.87 months MGMT Methylated MGMT Unmethylated

Overall Survival – Second Recurrence Survival by Extent of Resection (post hoc analysis) Complete Resection Incomplete Resection HR=0.34 (95% CI: 0.06, 1.82) p-value=0.1897 Median OS: Toca: 27.43 months SOC: 13.01 months HR=0.45 (95% CI: 0.21, 0.98) p-value=0.0394 Median OS: Toca: 14.85 months SOC: 9.77 months Overall in the 2nd Recurrence subset, a higher percentage of SOC patients had a complete resection

Number of Cycles of Treatment Toca FC Metronomic TMZ  TMZ   Lomustine Bevacizumab n 197 18 31 66 26 Mean (SD) 3.4 (3.36) 4.7 (3.80) 4.4 (3.64) 2.3 (1.68) 6.2 (5.49) Median 2 3 3 2 4 Min, Max 1, 21 1, 11 1, 15 1, 7 1, 24 Lomustine as a single oral dose of 110 mg/m2 repeated every 6 weeks, or, Temozolomide either at a dose of 50 mg/m2 once daily continuously (m_TMZ), or, Temozolomide at an initial dose of 150 mg/m2 once daily for 5 consecutive days per 28-day treatment cycle that may be raised to 200 mg/m2 once daily for 5 consecutive days in the following 28-day treatment cycles ,or, Bevacizumab at 10 mg/kg by intravenous (IV) infusion every 2 weeks;1 cycle is defined by 2 courses of bevacizumab SOC Toca Toca 5: Median Cycles of Toca FC and SOC are Low Pre-clinical evidence suggests multiple cycles are necessary

Improvement of Survival is Dependent on Number of Toca FC Cycles Overall Survival – Toca 511 & Toca FC Arm (post hoc analysis) Intention-To-Treat – Toca 511 & Toca FC Arm 1 cycle 4+ cycles 3 cycles 2 cycles

Overall Survival – ITT population Trend between Treatment Duration Analysis and Survival (post hoc analysis) HR=0.658 p-value=0.3230 Median OS: Toca: 31.97 months SOC: 24.74 months HR=0.497 p-value=0.2607 Median OS: Toca: NR (Not Reached) SOC: 24.74 months Treatment duration > 6 months Treatment duration > 9 months

Baseline Immune Balance Between Toca Arm and SOC Arm Tumor PBMCs No significant differences were observed between the two arms at baseline Standard of Care Toca 511 & Toca FC Standard of Care Toca 511 & Toca FC

Baseline Immune Differences Observed Between GBM and AA Tumor# PBMCs * More robust immune profile for AA patients at baseline * AA GBM AA GBM #All significant Significant *

Baseline Immune Differences Observed Between IDH1wt and IDH1mt PBMCs Greater potential to generate anti-tumor responses for patients with IDH1mt at baseline * * * * Tumor# IDH1wt IDH1mt IDH1wt IDH1mt #All significant Significant *

Baseline Immune Differences Observed Between 1st & 2nd Recurrence PBMCs More Robust immune profile for patients with 2nd recurrence at baseline Tumor# #All significant * * * * * * * * * * 1st recurrence 2nd recurrence 1st recurrence 2nd recurrence Significant *

NRG-BN006: Phase 2/3 Trial of Toca 511 & Toca FC in ndGBM

Standard of Care +/- Toca 511 & Toca FC in Newly Diagnosed GBM (ndGBM)

Trial Remains on Track to Activate by end-2019


Surgery
1:1 Randomization
Toca 511
Chemoradiation → maintenance TMZ & Toca FC
(No Optune® allowed)
SOC
Chemoradiation → maintenance TMZ
(Optune® allowed)
Stratification Factors
Age
KPS

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Phase 1b Trial in Advanced Solid Tumors Design Phase 1b, multicenter, open label (up to 30 patients) Patients with advanced solid tumors or lymphoma Study Results Favorable safety and tolerability (n=20) Confirmed vector deposition in “hot” and “cold” areas of metastatic tumors – Toca 511 penetrates various tumor microenvironments Peripheral blood monitoring suggests immune modulation consistent with observations in rHGG studies Next Steps Updated data presented at SITC meeting in November Data supported advancement of Toca 511 & Toca FC into NMIBC (Toca 8 trial) and will continue to inform future development Continue to evaluate safety, vector deposition, immune activity changes and efficacy over time Toca 6 Trial – Study Schema

Toca 8: Phase 1 Trial of Intravesical Toca 511 Followed by Toca FC in Non-Muscle Invasive Bladder Cancer Objectives Primary - Safety and tolerability Secondary – Viral transduction and Phase 2 dose Exploratory – MOA and clinical “proof of concept” in a subset of patients unresponsive/intolerant to BCG Scientific and Clinical Rationale Supportive preclinical data Safety data from prior trials supports wide safety margin MDSCs may play a role with BCG resistance Routine access to tumor samples and urine provides information on MOA, vector deposition and replication Intravesical delivery allows high multiplicity of infection Toca FC prodrug reservoir in bladder Next Steps Plan to initiate patient enrollment in 2020

Tocagen Pipeline Candidate Indication Discovery Preclinical Phase 1 Phase 2 Phase 3 Toca 511 & Toca FC Recurrent high grade glioma Newly diagnosed glioblastoma (in collaboration with NRG Oncology) Advanced solid tumors (CRC, pancreatic, sarcoma & lung) Recurrent high grade non-muscle invasive bladder cancer Gene Therapies Oncology TBD Data updates presented at SITC Phase 2/3 trial activation planned by end-2019 *NRG Oncology is the study sponsor; Funded by the National Cancer Institute. NRG-BN006* Final analysis presented at SNO Potential Phase 1 trial activation in 2020

2019: Updated Financial Position and Near-Term Catalysts

Cash, cash equivalents and marketable securities are $55.3M at Sept. 30, 2019
Prepayment of $23.3M toward loan agreement completed Oct. 31, 2019

- ✓ Toca 5 interim analysis expected in the second quarter of 2019
- ✓ Advance Toca 511 & Toca FC in non-CNS tumor*
- ✓ Toca 5 topline results
- ✓ Report updated Toca 6 safety and immune activity data at Society for Immunotherapy of Cancer 2019
- ✓ Present full Toca 5 data at Society for Neuro-Oncology 2019
- NRG Oncology to initiate NRG-BN006 clinical trial evaluating Toca 511 & Toca FC in newly diagnosed GBM
- Provide update on potential next steps for recurrent brain cancer program

- ~~Prepare to initiate a rolling Toca 511 & Toca FC biologics license application in recurrent high grade glioma^~~
- ~~Build U.S. commercial team for potential launch of Toca 511 & Toca FC^~~

** New milestone, not initially guided. ^ No longer applicable given Toca 5 results.*

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Tocagen

Thank you to all of the patients and families who have supported our work. Financial support also provided by: